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                                                                      EXHIBIT 24

                               POWER OF ATTORNEY









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                                                                      EXHIBIT 24


                               POWER OF ATTORNEY


The Undersigned, a Director of General Re Corporation, a Delaware Corporation (the "Corporation"), Hereby Designates each of Charles F. Barr and Robert D. Graham as his attorney in fact to execute on his behalf, as a Director of General Re, General Re's Annual Report on Form 10-K under the Securities Exchange Act of 1934, as amended.


                                ----------------------------------------
                                Original powers of attorney
                                in this form signed by each
                                of the following:

                                LUCY WILSON BENSON
                                WALTER M. CABOT
                                WILLIAM C. FERGUSON
                                DONALD J. KIRK
                                KAY KOPLOVITZ
                                EDWARD H. MALONE
                                ANDREW W. MATHIESON
                                MARTIN G. MCGUINN
                                DAVID E. MCKINNEY
                                STEPHEN A. ROSS
                                WALTER F. WILLIAMS

Dated as of February 25, 1997.


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